Trade Accounts Receivable, Net	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Trade Accounts Receivable, Net
4.	TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivable, net consisted of the following:

	December 31, 2016	December 31, 2015
Trade accounts receivable	951	827
Allowance for doubtful accounts	(12)	(7)

Total	939	820

Bad debt expense in 2016 was $3 million, while in 2015 it was $2 million and in 2014 it was less than $1 million. No customers represented over 10% of consolidated net revenues in 2016, 2015 and 2014.

The Company enters into factoring transactions to accelerate the realization in cash of some trade accounts receivable. As at December 31, 2016, there were no trade accounts receivable sold without recourse, while as at December 31, 2015, trade accounts receivable were sold without recourse for $48 million. Such factoring transactions totaled respectively $97 million and $195 million for the years 2016 and 2015.